UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2021
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
0.00% Senior Notes due 2022	MDT/22B	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On December 13, 2021, Medtronic Global Holdings S.C.A. (the “Company”), as borrower, entered into the Amendment No. 3 and Extension Agreement to the Amended and Restated Credit Agreement (the “Third Amendment”), which amends the Amended and Restated Credit Agreement, dated as of December 12, 2018, by and among the Company, certain subsidiaries of Medtronic plc, an Irish public limited company (“Parent”), from time to time party thereto as designated borrowers, Medtronic, Inc., a Minnesota corporation, and Parent, as guarantors, the lenders from time to time party thereto and Bank of America N.A., as administrative agent, as amended by the Amendment No. 1 and Extension Agreement to the Amended and Restated Credit Agreement, dated as of December 12, 2019 and the Amendment No. 2 and Extension Agreement to the Amended and Restated Credit Agreement, dated as of December 12, 2020 (the “Original Credit Agreement” and the Original Credit Agreement as modified by the Third Amendment, the “Credit Agreement”).

The Third Amendment modifies the Original Credit Agreement to, among other things: (i) extend the maturity date from December 12, 2025 to December 12, 2026, (ii) remove the cap on the number of maturity extensions available to the Company, (iii) replace the interest rate benchmarks for certain foreign currencies due to the pending cessation of LIBOR-based benchmarks in those currencies, (iv) update U.S. Dollar LIBOR replacement language, and (v) modify certain categories of the credit facility pricing to reduce the interest rate margins and commitment fee rate such that borrowings under the Credit Agreement will bear interest, at the Company’s option, at either (i) the LIBO Rate (as defined in the Credit Agreement) plus a margin of between 0.500% to 1.000% based on the Company’s long-term debt ratings or (ii) the Alternate Base Rate (as defined in the Credit Agreement). In addition, a ratings-based commitment fee will accrue at a rate between 0.045% and 0.090% per annum on the unused commitments.

In connection with the execution of the Third Amendment, the Company paid certain customary fees to Lenders and BofA Securities, Inc., as arranger, and certain customary expenses of Bank of America, N.A., in its capacity as administrative agent. In the ordinary course of their respective financial services businesses, certain of the lenders and other parties to the Credit Agreement and their respective affiliates have provided, and may in the future provide, investment banking, commercial banking, cash management, hedging, foreign exchange, advisory or other financial services to the Company and its affiliates for which they have in the past received, and/or may in the future receive, customary compensation and expense reimbursement.

The foregoing description of the terms of the Third Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by the complete text of the Third Amendment, a copy of which is filed as Exhibit 10.01 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
On December 9, 2021, Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”), held its 2021 Annual General Meeting of Shareholders in order to: (1) elect, by separate resolutions, ten directors, each to hold office until the 2022 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2022 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) approve, in a non-binding advisory vote, the frequency of Say-on-Pay votes; (5) approve the new 2021 Medtronic plc Long Term Incentive Plan; (6) renew the Board’s authority to issue shares; (7) renew the Board’s authority to opt out of pre-emption rights; and (8) authorize the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

At the close of business on October 14, 2021, the record date of the Annual General Meeting, 1,345,129,084 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,149,067,281 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.The shareholders elected each of the ten nominees to the Board of Directors, to hold office until the 2022 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	For	For (Percent of Votes Cast)	Against	Against (Percent of Votes Cast)	Abstain	Broker Non-Vote
Richard H. Anderson	966,623,869	92.74%	75,576,923	7.25%	1,338,477	105,528,012
Craig Arnold	1,012,967,225	97.14%	29,718,189	2.85%	853,855	105,528,012
Scott C. Donnelly	1,002,812,027	96.22%	39,382,101	3.77%	1,345,141	105,528,012
Andrea J. Goldsmith, Ph.D.	1,039,216,383	99.70%	3,055,156	0.29%	1,267,730	105,528,012
Randall J. Hogan, III	1,018,965,781	97.77%	23,193,295	2.22%	1,380,193	105,528,012
Kevin E. Lofton	1,027,670,088	98.62%	14,384,902	1.38%	1,484,279	105,528,012
Geoffrey S. Martha	980,244,898	94.47%	57,362,784	5.52%	5,931,587	105,528,012
Elizabeth G. Nabel, M.D.	1,024,140,215	98.20%	18,742,186	1.79%	656,868	105,528,012
Denise M. O’Leary	977,795,778	93.76%	65,057,543	6.23%	685,948	105,528,012
Kendall J. Powell	885,523,117	84.96%	156,703,270	15.03%	1,312,882	105,528,012

2. The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2022 and authorized, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

	Votes	Percent of Votes Cast
For	1,071,588,317	93.36%
Against	76,118,684	6.63%
Abstain	1,360,280
Broker Non-Vote
3. The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

	Votes	Percent of Votes Cast
For	939,106,114	90.30%
Against	100,873,062	9.69%
Abstain	3,560,093
Broker Non-Vote	105,528,012

4. The shareholders approved, on a non-binding advisory basis, the frequency of Say-on-Pay votes.

	Votes	Percent of Votes Cast
For 1 Year	1,023,725,626	98.27%
For 2 Years	1,565,861	0.15%
For 3 Years	16,403,105	1.57%
Abstain	1,844,677
Broker Non-Vote

5. The shareholders approved the new 2021 Medtronic plc Long Term Incentive Plan.

	Votes	Percent of Votes Cast
For	904,581,437	86.87%
Against	136,635,596	13.12%
Abstain	2,322,236
Broker Non-Vote	105,528,012
6. The shareholders approved renewal of the Board’s authority to issue shares.

	Votes	Percent of Votes Cast
For	1,117,307,983	97.43%
Against	29,458,684	2.56%
Abstain	2,300,614
Broker Non-Vote
7. The shareholders approved renewal of the Board’s authority to opt out of pre-emption rights.

	Votes	Percent of Votes Cast
For	1,136,849,944	99.17%
Against	9,516,918	.83%
Abstain	2,700,419
Broker Non-Vote
8. The shareholders approved authorization of the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

	Votes	Percent of Votes Cast
For	1,134,026,110	99.05%
Against	10,820,048	.94%
Abstain	4,221,123
Broker Non-Vote

Item 9.01	Exhibits

Exhibit Number	Description
10.01
Amendment No. 3 and Extension Agreement to the Amended and Restated Credit Agreement, dated as of December 13, 2021, by and among Medtronic Global Holdings S.C.A., certain subsidiaries of Medtronic plc from time to time party thereto, Medtronic, Inc., Medtronic plc, the lenders from time to time party thereto and Bank of America N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: December 14, 2021	By	/s/ Bradley E. Lerman
Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary